East West Bancorp, Inc. 2Q Earnings Presentation July 23, 2024 2Q 24

Forward-Looking Statements and Additional Information 2 Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of East West Bancorp, Inc. (the “Company”) and are subject to significant risks and uncertainties. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s second quarter 2024 earnings release, as well as those factors contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in its subsequent Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake to update any forward-looking statements except as required by law. Basis of Presentation The preparation of the Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the Consolidated Financial Statements, income and expenses during the reporting periods, and the related disclosures. Although our estimates consider current conditions and how we expect them to change in the future, it is reasonably possible that actual results could be materially different from those estimates. Hence, the current period’s results of operations are not necessarily indicative of results that may be expected for any future interim period or for the year as a whole. Certain prior period information have been reclassified to conform to the current presentation. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with GAAP and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

2Q24 Financial Highlights 3 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases ▪ 1.6% ROAA ▪ 16.4% ROACE (17.5% ROTCE1) ▪ Tangible common equity ratio1 at 9.37% ▪ TBVPS1 growth: +3% Q-o-Q, +15% Y-o-Y ▪ Repurchased approximately 560,000 shares − $49 million authorization remaining $288 million net income available to common equity, $2.06 diluted earnings per share ▪ Grew end-of-period loans +2% Q-o-Q ‒ Growth in line with guidance, driven by C&I and residential mortgage ▪ Grew end-of-period deposits +2% Q-o-Q ‒ Fourth consecutive quarter of $1bn+ customer growth, with growth across commercial and consumer segments ▪ Solid growth in every fee business category − Double-digit growth in foreign exchange income, wealth management, and customer derivative revenue Q-o-Q ▪ Record quarterly fee income of $77mm ▪ Increasing noninterest income as a portion of revenue ▪ Net charge-offs of $23mm, unchanged from the prior quarter ▪ Nonperforming assets at 27bps ▪ Criticized loans down 10%, special mention loans down 20% Q-o-Q ▪ ALLL at 1.30%, grew CRE allowance 7bps, office allowance at 3.10% Balancing Loan & Deposit Growth Growing Fee Businesses Maintaining Strong Asset Quality Delivering Shareholder Value

14.9 15.3 15.5 15.4 15.3 4.7 4.8 4.9 5.0 5.0 14.0 14.4 14.9 15.2 15.4 15.3 15.4 16.0 16.3 16.2 $48.9 $49.9 $51.3 $51.9 $51.9 2Q23 3Q23 4Q23 1Q24 2Q24 C&I $(57) $90 $217 $525 CRE (ex. Multifamily) Multifamily Residential mortgage & other consumer C&I Loans 4 Consistent residential mortgage production and a late quarter uptick in C&I drove end of period loans higher ($ in billions) Average Loans End of Period Loan Growth (1Q24 to 2Q24) ($ in millions) +10% +2% +6% Y-o-Y +6% +8% +$775mm CRE (ex. Multifamily)Residential mortgage & other consumer Multifamily

16.9 16.3 15.9 15.0 14.7 10.7 10.1 9.5 9.5 9.3 10.4 12.2 12.8 13.6 13.7 16.3 16.6 17.2 19.3 21.0 $54.3 $55.2 $55.4 $57.4 $58.7 2Q23 3Q23 4Q23 1Q24 2Q24 $(231) $95 $693 $882 Wholesale Greater China Consumer and Private Banking Commercial and Business Banking Deposits 5 Fourth consecutive quarter of $1 billion+ customer deposit growth, with growth across all customer groups ($ in billions) Average Deposits End of Period Deposit Growth (1Q24 to 2Q24) ($ in millions) +32% -13% -13% Y-o-Y +8% +29% (1) Deposits in East West Hong Kong and East West China branches +$1.4bn 1 Noninterest-bearing DemandTime IB Checking & SavingsMMDA

Net Interest Income & Net Interest Margin 6 NII, NIM resilient amid higher interest-bearing deposit cost, continued mix shift ▪ NII down 2%, NIM down 7bps ▪ Impact of cash flow hedges unchanged (~$25mm, or 15bps to NIM) HighlightsNet Interest Income (NII) & Net Interest Margin (NIM) Q-o-Q Impact to NIM (Rate & Balance Impact) ($ in millions) $567 $571 $575 $565 $553 3.55% 3.48% 3.48% 3.34% 3.27% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $400 $450 $500 $550 $600 2Q23 3Q23 4Q23 1Q24 2Q24 NII NIM vs. Prior Quarter vs. Prior Year ▪ $1bn of active cash flow hedges to roll off in 1Q25, which are negative carry ▪ $1bn forward starting hedges to come on in 2H25, with a blended receive-fixed rate of ~4% ▪ NII down 2%, NIM down 28bps ▪ Higher interest-earning asset balances and yields were more than offset by higher interest- bearing liability balances and rates Outlook

Fees and Noninterest Income 7 Record total quarterly fee income, with solid growth in every fee business category ▪ Fee income1 of $77mm, up $6mm, or +8% from $71mm, with growth in all fee categories ▪ Total noninterest income of $85mm included net gains on debt securities of $2mm; mark- to-market derivative gain of $2mm in 2Q24 Highlights (1) Fee income excludes mark-to-market adjustments related to customer and other derivatives; net gains (losses) on sales of loans; net gains on sales of securities; other investment income and other income Lending Fees Deposit Account Fees Fee Income1 ($ in millions) +6% +16% +10% Y-o-Y +10% +36% -29% Wealth Management Fees Foreign Exchange Income Customer Derivative Income 23 24 24 25 26 21 20 22 23 24 6 6 6 3 4 12 11 13 11 13 7 6 8 9 10$69 $67 $73 $71 $77 2Q23 3Q23 4Q23 1Q24 2Q24 vs. Prior Year vs. Prior Quarter ▪ Fee income1 up $7mm, or +10% from $69mm, with growth in wealth management, foreign exchange income, lending and deposit account fees ▪ Total noninterest income up $6mm, or 8% from $79mm

0.97% 1.06% 1.10% 1.25% 1.22% 0.66% 0.95% 0.77% 1.05% 0.83% 1.63% 2.01% 1.87% 2.30% 2.05% 06.30.23 09.30.23 12.31.23 03.31.24 06.30.24 Classified loans / Loans HFI Special mention loans / Loans HFI $26 $42 $37 $25 $37 $8 $18 $20 $23 $23 0.06% 0.14% 0.15% 0.17% 0.18% 2Q23 3Q23 4Q23 1Q24 2Q24 Provision for credit losses Net charge-offs NCO ratio (ann.) Asset Quality Metrics 8 Credit trends continue to normalize Provision for Credit Losses & Net Charge-offs ($ in millions) Non-Performing Assets Criticized Loans / Loans HFI Criticized Ratio by Loans HFI Portfolio ($ in millions) NPA / Total assets 0.17% 0.15% 0.16% 0.23% 0.27% 62 49 37 49 67 16 11 23 47 425 5 5 5 533 39 38 47 52 11 17 30 $116 $104 $114 $165 $196 06.30.23 09.30.23 12.31.23 03.31.24 06.30.24 OREO Resi. mortgage & consumer Multifamily CRE (ex. MFR) C&I 3.17% 1.96% 1.78% 0.40% 3.61% 3.14% 1.07% 0.46% 2.85% 3.13% 1.03% 0.46% C&I CRE (ex. Multifamily) Multifamily Resi. mortgage & consumer 12.31.23 03.31.24 06.30.24

$635 $656 $669 $670 $684 1.28% 1.29% 1.28% 1.29% 1.30% 06.30.23 09.30.23 12.31.23 03.31.24 06.30.24 ALLL ALLL/Loans HFI 9 Allowance for Loan Losses Grew CRE reserves by 23% year-over-year; office reserves now at 3.10% Allowance for Loan Losses (ALLL) ($ in millions) 06.30.23 03.31.24 06.30.24 Loan Category ALLL ALLL/Loans HFI ALLL ALLL/Loans HFI ALLL ALLL/Loans HFI C&I $ 375 2.40% $ 373 2.29% $ 380 2.25% Total CRE 203 1.02 236 1.16 249 1.23 Multifamily 23 0.48 38 0.75 40 0.79 Office 44 1.86 61 2.73 68 3.10 All Other CRE 136 1.06 137 1.05 141 1.08 Resi. mortgage & consumer 57 0.40 61 0.40 55 0.35 Total Loans $ 635 1.28% $ 670 1.29% $ 684 1.30% Composition of ALLL by Portfolio ($ in millions)

Capital

Healthy capital position: approximately 560,000 shares repurchased in 2Q24

Tangible Common Equity Ratio[1]


8.8%
9.0%
9.4%
9.3%
9.4%
Tangible Common Equity Ratio

Regulatory Capital Ratios[2]


10.0%
10.2%
10.2%
10.1%
10.4%
5.0%
Leverage Ratio
13.2%
13.3%
13.3%
13.5%
13.7%
6.5%
CET1 Ratio
14.6%
14.7%
14.8%
14.8%
15.1%
10.0%
Total Capital Ratio
06.30.23
09.30.23
12.31.23
03.31.24
06.30.24[2]
Regulatory well capitalized requirement

Highlights

- **Strong capital**
  - We operate from a position of capital strength
- **Declared 3Q24 dividend**
  - Payable on August 16, 2024 to shareholders of record on August 2, 2024
- **Opportunistic stock repurchase activity**
  - Repurchased 0.6mm shares in 2Q24 at an average price under $73/share
  - Repurchased 1.2mm shares in 1Q24
  - Repurchased 1.5mm shares in 4Q23
  - Remaining share authorization of $49mm available for future repurchases

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's earnings press releases
(2) The Company has elected to use the 2020 CECL transition provision in the calculation of its regulatory capital ratios. The Company's June 30, 2024 regulatory capital ratios are preliminary.

EAST WEST BANK

10

Management Outlook: Full Year 2024 11 Earnings Drivers FY 2024 Expectations vs. FY 2023 Results Economic and Interest Rate Outlook ▪ Moderating economic growth in the second half ▪ Assuming June 30th forward curve with cuts beginning in September End of Period Loans ▪ Unchanged; growing in the range of 3% to 5% Y-o-Y Net Interest Income ▪ Unchanged; NII to decline 2% to 4% Y-o-Y Adjusted Noninterest Expense1 ▪ Unchanged; up 6% to 8% Y-o-Y, driven primarily by compensation and benefits expense and technology investment Net Charge-offs ▪ Unchanged; subsequent quarters in the range of 15bps to 25bps Tax Items ▪ Lower; FY2024 effective tax rate: 21% to 23% (vs. 23% to 24% previously) ▪ Higher; FY2024 tax credit amortization expense: $60 to $65 million Best-in-Class Efficiency Top Quartile Returns FY 2024 Expectation (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases

Appendix 12

East West at a Glance 13 $10B Market Cap $72B Assets $60B Deposits 18% ROTCE1 06.30.24 06.30.24 06.30.24 2Q24 4 branches in Asia to support cross-border business Branch Locations 98 U.S. branches in leading metropolitan markets (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases Loan Production / Representative Offices ▪ Headquartered in Pasadena, California ▪ 25 years on Nasdaq ▪ Founded in 1973 - over 50 years in operation Roots in the U.S. Asian-American immigrant community, expanded to connect businesses between the U.S. and Asia Award-winning Company #1 Top Performing Bank, $50+ Billion (Bank Director) America’s Best Banks (Forbes)

Resi. Mortgage and other consumer $15.6 29% CRE $20.3 39% C&I $16.9 32% 1% 2% 1% 4% 5% 8% 8% 10% 2% 2% 2% 4% 4% 4% 6% Industries with 1% of total loans outstanding1 Commercial Loan Portfolio 14 Over 70% of EWBC’s loans support commercial customers and are well-diversified CRE $20.3bn C&I $16.9bn (as % of Total Portfolio Loans, 06.30.24) Commercial Loans by Type Total Loan Portfolio $52.8bn (1) Industries with 1% of total loans outstanding: Art Finance, Consumer Finance, Food Production & Distribution, Equipment Finance, Healthcare Services, Hospitality & Leisure, Oil & Gas, Tech & Telecom Capital Call Lending Media & Entertainment Real Estate Investment & Mgmt. Manufacturing & Wholesale General Industrial Multifamily Retail Hotel Office Healthcare All other CRE Construction and Land Financial Services Infrastructure & Clean Energy

Commercial Real Estate Portfolio Detail 15 (1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment 50% Average LTV1 Low LTVs and granular, many loans have full recourse and personal guarantees Distribution by LTV1 Size and LTV by Property Type (as of 06.30.24) (as of 06.30.24) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $5.1 51% $2 Retail 4.2 48 3 Industrial 4.0 46 3 Hotel 2.4 52 9 Office 2.2 52 4 Healthcare 0.7 51 4 Other 1.0 51 4 Construction & Land2 0.7 51 13 Total CRE $20.3 50% $3 <=50% 46% >50% to 55% 16% >55% to 60% 16% >60% to 65% 13% >65% to 70% 6% >70% 3%

37% 6% 13% 7% 7% 6% 5% 2% 5% 7% CRE Office – Additional Information 16 CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA, 1% Houston Dallas Manhattan, 1% Other TX Washington Other Regions New Jersey, 2% Other NY, 1% Downtown Los Angeles and Adjacent Neighborhoods (as of 06.30.24) (as of 06.30.24) Low LTVs across different size segments, low average loan size Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $256 6 $43 55% $20mm - $30mm 455 18 25 54 $10mm - $20mm 516 36 14 56 $5mm - $10mm 429 59 7 50 <$5mm 529 412 1 45 Total $2,185 531 $4 52%

30% 4% 18%10% 2% 4% 5% 1% 2% 3% 6% 3% 11% CRE Retail – Additional Information 17 Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Manhattan Other TX Washington Other Regions Other NY Low LTVs across different size segments, low average loan size CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 06.30.24) (as of 06.30.24) New Jersey, 1% Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $335 9 $37 45% $20mm - $30mm 420 17 25 56 $10mm - $20mm 728 54 13 49 $5mm - $10mm 769 112 7 48 <$5mm 1,966 1,483 1 45 Total $4,218 1,675 $3 48%

30% 3% 13% 8% 6% 7% 6% 2% 3% 2% 3% 3% 4% 3% 6% CRE Multifamily – Additional Information 18 Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Manhattan Other TX, 1% Washington Other Regions Other NY Low LTVs portfolio, low average loan size CRE Multifamily by Size Segment (as of 06.30.24) (as of 06.30.24) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $680 18 $38 57% $20mm - $30mm 702 29 24 56 $10mm - $20mm 629 46 14 55 $5mm - $10mm 695 100 7 55 <$5mm 2,394 2,622 <1 46 Total $5,100 2,815 $2 51% CRE Multifamily : Geographic Mix by Metro Area Arizona Nevada Oklahoma

<=50% 47% >50% to 55% 12% >55% to 60% 30% >60% 11% Residential Mortgage Portfolio 19 51% Average LTV1 Low LTVs and average loan size (as of 06.30.24) Resi. Mortgage Distribution by LTV1 (as of 06.30.24) $436,000 Average loan size2 (1) Combined LTV for 1st and 2nd liens; based on commitment (2) Average loan size based on loan outstanding for single-family residential and commitment for HELOC (3) Geographic distribution based on commitment size Portfolio Highlights as of 06.30.24 Outstandings ▪ $15.5bn loans outstanding ▪ +1% Q-o-Q and +9% Y-o-Y Originations ▪ $0.7bn in 2Q24 ▪ Primarily originated through East West Bank branches Single-family Residential ▪ $13.7bn loans outstanding ▪ +1% Q-o-Q and +12% Y-o-Y HELOC ▪ $1.8bn loans outstanding ▪ $3.5bn in undisbursed commitments ▪ 34% utilization, up 1% from 03.31.24 ▪ 78% of commitments in first lien position Resi. Mortgage Distribution by Geography3 Southern California 40% Northern California 16% New York 26% Washington 7% Texas 2% Other 9%

21% 21% 29% 24% 5%Fixed rate Hybrid in fixed rate period Variable - LIBOR + SOFR Variable - Prime rate Variable - all other rates Loan Yields 20 Fixed Rate and Hybrid in Fixed Period Loans (% of Total) Loan Portfolio by Index Rate Average Loan Rate by Portfolio (as of 06.30.24) Total fixed rate and hybrid in fixed period: 42% 57%* variable rate SFR: 45% hybrid in fixed-rate period & 40% fixed rate 2Q23 3Q23 4Q23 1Q24 2Q24 06.30.24 rate sheet price for 30-year fixed: 7.63%*47% had customer-level interest rate derivative contracts 90% variable rate 7.57% 7.90% 7.99% 8.06% 8.01% C&I 6.15% 6.28% 6.36% 6.39% 6.41% CRE 5.24% 5.36% 5.49% 5.71% 5.80% Residential Mortgage 38% 41% 42% 06.30.22 06.30.23 06.30.24

Deposit and Funding Cost 21 Average Deposit and Liability Cost Average Deposit Rate by Portfolio 2.12% 2.43% 2.60% 2.84% 2.96% 3.09% 3.45% 3.64% 3.85% 3.94% 3.24% 3.56% 3.73% 3.92% 4.07% 2Q23 3Q23 4Q23 1Q24 2Q24 Average cost of deposits Average cost of interest-bearing deposits Average cost of interest-bearing liabilities 2.36% 2.67% 2.72% 2.81% 2.84% Interest-bearing Checking 3.32% 3.69% 3.83% 3.97% 3.97% Money Market 3.63% 3.98% 4.22% 4.44% 4.56% Time 2Q23 3Q23 4Q23 1Q24 2Q24

($ in billions) $9.9 $9.7 $9.7 $10.2 $11.9 $5.2 $5.4 $4.4 $5.9 $4.1 $15.1 $15.1 $14.1 $16.1 $16.0 2.99% 3.06% 3.17% 3.19% 3.93% 2Q23 3Q23 4Q23 1Q24 2Q24 Total Securities & Resale Agreements Cash & Equivalent Total Securities Average Yield Securities Portfolio 22 Maintained an appropriate level of on balance sheet liquidity while enhancing earnings ▪ Securities portfolio well-positioned as a source of liquidity, interest rate risk management, and earnings support ▪ Reinvestment into high-quality liquid assets ▪ Average securities yield up 74bps Q-o-Q ▪ Grew 0% RWA securities to 54% of portfolio total, from 50% in the prior quarter HighlightsAverage Total Investment Securities and Cash Securities Portfolio Composition by Risk-Weighted Asset (RWA) Distribution 93% of investment portfolio 0%‒20% risk-weighted (as of 06.30.24) 54%39% 1% 6% 0% RWA 1%‒20% RWA 21%‒50% RWA 51%‒100% RWA

31.8% 34.7% 34.3% 1.22% 1.25% 1.23% 2Q23 1Q24 2Q24 125 123 131 142 134 34 32 37 33 38 19 20 20 22 21 16 15 16 15 15 11 12 11 11 11 $205 $202 $215 $223 $219 2Q23 3Q23 4Q23 1Q24 2Q24 Operating Expense & Efficiency 23 Best-in-class efficiency Adjusted Noninterest Expense1 ($ in millions) ▪ Total noninterest expense of $236mm ▪ Adjusted noninterest expense1 of $219mm was lower on seasonally lower compensation costs ($8mm), partially offset by $4mm of higher OREO and other operating expenses (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases (2) Deposit-related expenses excludes FDIC special deposit insurance assessment charge of $70 million, $10 million, and $2 million for 4Q23, 1Q24 and 2Q24, respectively Highlights Adjusted Efficiency Ratio1 and Noninterest Expense/Average Assets Ratio1 Adj. Efficiency Noninterest Expense / Avg. Assets Computer Software & Data Processing Occupancy & Equipment Deposit-related Expenses All Other Compensation & Employee Benefits 2 2 2 vs. Prior Quarter vs. Prior Year ▪ Total noninterest expense down $25mm or 10% from $262mm

Appendix: GAAP to Non-GAAP Reconciliation 24 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Adjusted efficiency ratio represents adjusted noninterest expense divided by adjusted revenue. Adjusted pre-tax, pre-provision income represents total adjusted revenue less adjusted noninterest expense. Adjusted revenue excludes the write-off of an AFS debt security in the first quarter of 2023. Adjusted noninterest expense excludes the amortization of tax credit and CRA investments, the amortization of core deposit intangibles, the FDIC special assessment charge (included in Deposit insurance premiums and regulatory assessments on the Consolidated Statement of Income) and the repurchase agreements’ extinguishment cost (where applicable). Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods. (1) Annualized.

Appendix: GAAP to Non-GAAP Reconciliation 25 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible book value, tangible book value per share and TCE ratio are non- GAAP financial measures. Tangible book value and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets.

(1) Includes core deposit intangibles and mortgage servicing assets. (2) Applied statutory tax rate of 29.56% for the three months ended June 30, 2024 and March 31, 2024. Applied statutory tax rate of 29.29% for the three months ended June 30, 2023. (3) Annualized. Appendix: GAAP to Non-GAAP Reconciliation 26 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Return on average TCE represents tangible net income divided by average tangible book value. Adjusted return on average TCE represents adjusted tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets. Adjusted tangible net income excludes the after-tax impacts of the tangible net income adjustments, the FDIC special assessment charge (included in Deposit insurance premiums and regulatory assessments on the Consolidated Statement of Income), and the write-off of an AFS debt security (where applicable). Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion.

Appendix: GAAP to Non-GAAP Reconciliation 27 (1) Applied statutory tax rate of 29.56% for the three months ended June 30, 2024 and March 31, 2024. Applied statutory tax rate of 29.29% for the three months ended June 30, 2023. (2) Annualized. (3) Refer to Slide 26 for the calculation of the return on average TCE and adjusted return on average TCE ratios. EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) During the second and first quarters of 2024, the Company recorded $2 million and $10 million, respectively, in pre-tax FDIC special assessment charges (included in Deposit insurance premiums and regulatory assessments on the Consolidated Statement of Income).